UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2019

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Totten Pond Road Waltham, MA	02451
(Address of registrant’s principal executive office)	(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 7.01. Regulation FD Disclosure.

On September 30, 2019, Deciphera Pharmaceuticals, Inc. (the “Company”) announced the presentation of results from its INVICTUS pivotal Phase 3 study in patients with advanced gastrointestinal stromal tumors presented in an oral presentation at the European Society of Medical Oncology 2019 Congress. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The furnishing of the attached press release and presentation is not an admission as to the materiality of any information therein. The information contained in the press release and the presentation is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission, or the SEC, and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the “Cautionary Note Regarding Forward-Looking Statements” section of the press release in Exhibit 99.1 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report and in the presentation attached as Exhibit 99.2 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on September 30, 2019, furnished herewith.

99.2	Presentation from September 30, 2019, furnished herewith.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on September 30, 2019, furnished herewith.

99.2	Presentation from September 30, 2019, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2019	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
Steven L. Hoerter
President and Chief Executive Officer

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